Exhibit 10.1

AMENDMENT NO. 1

to

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 to Loan and Security Agreement, (this “Amendment”), dated as of the 7th day of October, 2015, is entered into between and among, CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association (“Lender”), REIS SERVICES, LLC, a Maryland limited liability company (“Borrower”) and REIS, INC., a Maryland corporation (“Parent”).

BACKGROUND

Reference is hereby made to that certain Loan and Security Agreement, entered into as of October 16, 2012 (as heretofore amended, supplemented or otherwise modified, “Loan Agreement”), among the Lender, Borrower and Parent.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.        Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.        Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

  (a)        Section 1.1 is amended as follows:

 (i)        the term “Maturity Date” is amended in its entirety to provide as follows:

 “Maturity Date” means January 16, 2016.

3.        Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following condition precedent: Lender shall have received (i) two (2) copies of this Amendment executed by Borrower, Parent and Lender.

4.        Representations and Warranties. Borrower and Parent hereby represent and warrant as follows:

  (a)        This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and Parent and are enforceable against Borrower and Parent in accordance with their respective terms, accept as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

  (b)        Upon the effectiveness of this Amendment, Borrower and Parent hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, except for such representations and warranties as are by their express terms limited to a specific date, in which case Borrower and Parent hereby reaffirm that they shall have been true and correct as of such specified date.

  (c)        No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

  (d)        Borrower and Parent have no defense, counterclaim or offset with respect to the Loan Agreement.

5.        Effect on the Loan Agreement.

  (a)        Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

  (b)        Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

  (c)        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

  (d)        This Amendment shall be a Loan Document for all purposes under the Loan Agreement.

6.        Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7.        Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.        Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 to be executed and delivered as of the date first above written.

REIS SERVICES, LLC, a Maryland limited liability company

By:	/s/ Mark P. Cantaluppi
Name:	Mark P. Cantaluppi
Title:	Vice President, CFO

REIS, INC., a Maryland corporation

By:	/s/ Mark P. Cantaluppi
Name:	Mark P. Cantaluppi
Title:	Vice President, CFO

CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Diane L. Dolce
Name:	Diane L. Dolce
Title:	Senior Vice President

Signature Page to Amendment No. 1 - 5583723